Exhibit 10.1

                             March 29, 2023

Letter Agreement

Reference is made to the Loan and Security Agreement dated as of June 7, 2021 by and among (a) SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK)) (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SVB, as a lender, (c) SVB INNOVATION CREDIT FUND VIII, L.P., a Delaware limited partnership (“SVB Capital”), as a lender (SVB and SVB Capital and each of the other “Lenders” from time to time a party hereto are referred to herein collectively as the “Lenders” and each individually as a “Lender”), (d) MEDAVAIL HOLDINGS, INC., a Delaware corporation (“Medavail Holdings”), (e) MEDAVAIL PHARMACY INC., an Arizona corporation (“Medavail Pharmacy”), (f) MEDAVAIL, INC., a Delaware corporation (“Medavail Inc.”), (g) MEDAVAIL TECHNOLOGIES (US) INC., a Delaware corporation (“Medavail Technologies US”), and (h) MEDAVAIL TECHNOLOGIES INC., a corporation incorporated under the laws of Canada (“Medavail Technologies Canada”, together with Medavail Holdings, Medavail Pharmacy, Medavail Inc. and Medavail Technologies US, individually, collectively, jointly and severally, each a “Borrower”) (as amended, modified, supplemented and/or restated from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meanings set forth in the Loan Agreement. Each of Agent and SVB represents, as successor in interest to Silicon Valley Bank, that it is duly authorized to enter into this letter agreement to amend the Loan Agreement and to waive any Events of Default as set forth herein.

Agent, on behalf of the Lenders, hereby waives any Event of Default under the Loan Agreement by virtue of Borrower’s or any Subsidiary’s failure to comply with Section 5.7 of the Loan Agreement, including any failure to give notice thereof (collectively, the “Depository Covenant”) prior to the date hereof. Agent and the Lenders’ waiver of Borrower’s and its Subsidiaries’ compliance with the Depository Covenant shall apply with respect to any deposit account or securities account established prior to the date hereof.

Notwithstanding the terms of the Depository Covenant in the Loan Agreement to the contrary, solely with respect to accounts of Borrower or any of their Subsidiaries, Agent and the Lenders hereby agree that Borrower and their Subsidiaries shall only be required to maintain their primary operating accounts, depository accounts and excess cash with SVB or SVB’s Affiliates, which shall represent at least 50.0% of the aggregate Dollar value of all of Borrower’s accounts at all financial institutions.

In addition, the parties hereto hereby agree to amend the Loan Agreement as follows:

1.    Section 5.7(c) of the Loan Agreement is hereby amended by adding the following sentence to the end of said Section 5.7(c): “The provisions of the previous sentence shall not apply to trust accounts or to deposit accounts exclusively used for payroll, payroll taxes, other employee wage and benefit payments to or for the benefit of employees of Borrower or any of their Subsidiaries, or immediate operating expenses (collectively, “Excluded Accounts”), and identified to Agent by Borrower as such.”

2.    The definition of “Excluded Property” in the Loan Agreement is hereby amended by adding the following phrase to the end of such definition: “; and (e) the Excluded Accounts”.

In consideration for Agent and the Lenders’ agreements hereunder, Borrower hereby forever relieves, releases, and discharges Agent and the Lenders, their predecessors in interest, and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this letter agreement. Borrower expressly

Exhibit 10.1

acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Borrower expressly, knowingly, and intentionally waive any and all rights, benefits, and protections of Section 1542 of the California Civil Code and of any other state or federal statute or common law principle limiting the scope of a general release.

Except for the limited purpose expressly set forth herein, this letter agreement shall in no way limit, amend or waive any provision of the Loan Agreement or any of the Loan Documents, or any of Agent or any Lender’s rights stated therein. This letter agreement shall be deemed to be a Loan Document.

Exhibit 10.1

    This letter agreement shall be effective as of the date first written above.

AGENT:	BORROWER:
FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK)), as Agent

By: /s/ Milo Bissin

Name: Milo Bissin
Title: Managing Director
MEDAVAIL HOLDINGS, INC. By: /s/ Mark Doerr Name: Mark Doerr Title: Chief Executive Officer

MEDAVAIL PHARMACY INC. By: /s/ Mark Doerr Name: Mark Doerr Title: Chief Executive Officer
LENDERS:
FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK)), as Lender

By:  /s/ Milo Bissin

Name: Milo Bissin
Title: Managing Director
MEDAVAIL, INC. By: Mark Doerr Name: Mark Doerr Title: Chief Executive Officer

SVB INNOVATION CREDIT FUND VIII, L.P., as Lender
By: SVB Innovation Credit Partners VIII, LLC, a Delaware limited liability company, its General Partner

By: /s/ Ryan Grammer

Name: Ryan Grammer
Title: Senior Managing Director
MEDAVAIL TECHNOLOGIES (US) INC. By: /s/ Mark Doerr Name: Mark Doerr Title: Chief Executive Officer

MEDAVAIL TECHNOLOGIES INC. By: /s/ Mark Doerr Name: Mark Doerr Title: Chief Executive Officer
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